Related Parties Balance (Details 1) - USD ($)		Mar. 31, 2020	Mar. 31, 2019
Due to related parties	[1]	$ 286,353	$ 252,874
Due to shareholders [Member]
Due to related parties	[1]	282,121	245,006
Due to key management personnel [Member]
Due to related parties	[1]	$ 4,232	$ 7,868

[1]	The balance of due to shareholders mainly due to the principal shareholders of the Company who provide funds for the Company's operations. The payables are unsecured, non-interest bearing and due on demand.